2

                                                 Exhibit 77(d)(A)
                                 Van Kampen Small Cap Growth Fund


     Effective  August 15, 2005, the Van Kampen Small Cap  Growth
Fund may invest up to 10% of its assets in equity real estate investment trusts ("REITs").